SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)

                        OCTOBER 7, 1996 (OCTOBER 4, 1996)

                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 0-13941                          95-3525565
         (Commission File Number)     (IRS Employer Identification No.)

           16215 ALTON PARKWAY
            IRVINE, CALIFORNIA                      92718
 (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

On October 4, 1996, AST Research, Inc. (the "Company") announced the resignation of Michael Willcocks, Senior Vice President, Asia Pacific, and Gerald T. Devlin, Senior Vice President, Americas. Hoon Choo will join the Company as Senior Vice President, Asia Pacific. Y.S. Kim, President and Chief Executive Officer of the Company, will take over responsibility for the Americas region in the interim until a permanent replacement for Mr. Devlin is appointed. A copy of the press release is attached to this report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press Release dated September 18, 1996 announcing the resignation of Michael Willcocks, Senior Vice President, Asia Pacific, and Gerald T. Devlin, Senior Vice President, Americas. Hoon Choo will join the Company as Senior Vice President, Asia Pacific.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)


                         By     /s/ DENNIS R. LEIBEL
                                ------------------------------------
                                Dennis R. Leibel
                                Senior Vice President
                                Legal, Administration and Secretary

Date:  October 7, 1996